UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2008

WAYNE SAVINGS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23433	31-1557791
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

151 N. Market St., Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (330) 264-5767

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 19, 2008 Wayne Savings Bancshares, Inc., (the “Company”) issued a press release announcing a cash dividend of $.12 per share on the Company’s common stock for the quarter ending December 31, 2008.  A copy of the press release dated December 19, 2008 is attached as Exhibit 99.1 to this report.  The press release is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated December 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAYNE SAVINGS BANCSHARES, INC.

DATE: December 19, 2008	By:	/s/ H. Stewart Fitz Gibbon III
H. Stewart Fitz Gibbon III
Executive Vice President
Chief Financial Officer

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